EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED GLOBAL SMALL-CAP FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2016

Effective October 31, 2016, Nancy B. Tooke, lead portfolio manager of Tax-Managed Small-Cap Portfolio (the master Portfolio for Eaton Vance Tax-Managed Small-Cap Fund), intends to retire from the Eaton Vance organization.   Accordingly, on such date, all references to Ms. Tooke in the Prospectus are hereby deleted.

May 2, 2016

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